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Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

WEST PHARMACEUTICAL SERVICES, INC.

OFFER TO PURCHASE FOR CASH ANY AND ALL OF ITS
OUTSTANDING 4.00% CONVERTIBLE JUNIOR SUBORDINATED DEBENTURES DUE 2047
(CUSIP NO. 955306 AA 3)
(the "Debentures")

Pursuant to the Offer to Purchase Dated May 8, 2012

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JUNE 5, 2012, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED BY THE COMPANY (WHICH DATE AND TIME, AS MAY BE EXTENDED BY THE COMPANY, THE "EXPIRATION TIME").

To the Depositary:

By First Class, Registered or Certified Mail:	By Express or Overnight Delivery:
Computershare Trust Company, N.A. c/o Voluntary Corporate Actions PO Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021
By Facsimile Transmission (for eligible institutions only): Computershare Trust Company, N.A. Facsimile: (617) 360-6810 Confirm By Telephone: (781) 575-2332

              DELIVERY OF THIS LETTER OF TRANSMITTAL OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THIS LETTER OF TRANSMITTAL NEED NOT BE COMPLETED BY HOLDERS TENDERING DEBENTURES BY ATOP (AS HEREINAFTER DEFINED).

              The instructions contained herein should be read carefully before this Letter of Transmittal is completed. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Purchase, dated May 8, 2012 (the "Offer to Purchase").

              Questions and requests for assistance relating to the procedures for tendering Debentures and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to Georgeson Inc., as the information agent for the Offer (the "Information Agent"), at its address and telephone numbers listed on the back cover of this Letter of Transmittal. Questions regarding the Offer may also be directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Dealer Manager") at its address and telephone number listed on the back cover of this Letter of Transmittal.

              This Letter of Transmittal and the instructions hereto (this "Letter of Transmittal"), the Offer to Purchase (together with this Letter of Transmittal, as amended and supplemented from time to time, the "Offer Documents") constitute an offer (the "Offer") by West Pharmaceutical Services, Inc., a Pennsylvania corporation (the "Company"), to purchase any and all outstanding Debentures on the terms and subject to the conditions set forth in the Offer Documents. Upon the terms and subject to the conditions of the Offer, holders of Debentures who validly tender and do not properly withdraw their Debentures prior to the Expiration Time, will receive, for each $1,000 principal amount of such Debentures, a cash purchase price (the "Purchase Price") equal to the sum of (i) the Average VWAP (as defined in the Offer to Purchase) multiplied by 14.0701 plus (ii) a fixed cash amount of $390.56, provided that in no event will the Purchase Price be less than $943.51 or more than $1,066.49 per $1,000 principal amount of such Debentures. In addition, holders will receive in respect of their Debentures that are accepted for purchase accrued and unpaid interest on such Debentures up to, but excluding, the settlement date of the Offer. All amounts payable pursuant to the Offer will be rounded to the nearest cent.

              The Company will announce the final Purchase Price no later than 6:00 p.m., New York City time, on June 1, 2012 (the "Pricing Date"), and the final Purchase Price will also be available by that time from the Information Agent.

              Only Debentures validly tendered and not properly withdrawn prior to the Expiration Time will be purchased in the Offer. The Company's obligation to purchase Debentures validly tendered and not properly withdrawn in the Offer is not subject to any minimum tender condition. However, the Offer is subject to the conditions described under "The Offer—Conditions of the Offer" in the Offer to Purchase.

              Debentures may be tendered only in denominations of $1,000 principal amount or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

              All of the Debentures are held in book-entry form, and are currently represented by one or more global certificates held for the account of The Depository Trust Company ("DTC").

              This Letter of Transmittal may be used by a DTC participant whose name appears on a security position listing as the owner of the Debentures (each, a "Holder" and, collectively, the "Holders") who desires to tender such Debentures pursuant to the Offer. Pursuant to authority granted by DTC, if you are a DTC participant who has Debentures credited to your DTC account, you may directly tender your Debentures in the Offer as though you were a registered holder of the Debentures. DTC participants that wish to accept the Offer may tender their Debentures by (i) validly transmitting their acceptance to DTC through DTC's Automated Tender Offer Program ("ATOP") or (ii) completing, signing and dating this Letter of Transmittal according to the instructions set forth in the Offer Documents, delivering this Letter of Transmittal, together with any signature guarantees and any other documents required by this Letter of Transmittal, to Computershare (the "Depositary") at its address listed on the first page of this Letter of Transmittal, and ensuring that the Depositary receives, prior to the Expiration Time, a timely confirmation of book-entry transfer of Debentures into the Depositary's account at DTC according to the procedure for book-entry transfer described below.

              The Depositary and DTC have confirmed that Debentures held in book-entry form through DTC that are to be tendered in the Offer are eligible for ATOP. To effectively tender Debentures, DTC participants may until 5:00 p.m., New York City time, prior to the Expiration Time, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Depositary, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Depositary's account at DTC and send an Agent's Message to the Depositary for its acceptance. The confirmation of a book-entry transfer into the Depositary's account at DTC as described above is referred to herein as a "Book-Entry Confirmation." Delivery of documents to DTC does not constitute delivery to the Depositary. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent's Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Offer as set forth in the Offer Documents, and that the Company may enforce such agreement against such participant.

              If any validly tendered Debentures are not purchased because the Offer is not completed, such Debentures will be returned without cost to the tendering holder promptly after the earlier of the termination or expiration of the Offer by book-entry delivery through DTC to the accounts of the Holders.

              The Offer is made upon the terms and subject to the conditions set forth in the Offer Documents. Holders are encouraged to review such information.

              If you hold your Debentures through a broker, dealer, commercial bank, trust company or other nominee, you should contact such nominee promptly and instruct it to tender Debentures on your behalf. The instructions included with this Letter of Transmittal must be followed.

              Holders who wish to tender their Debentures using this Letter of Transmittal must complete the box below entitled "Method of Delivery" and complete the box below entitled "Description of Debentures Tendered" and sign in the appropriate box below.

              NONE OF THE COMPANY, ITS MANAGEMENT OR BOARD OF DIRECTORS, THE DEALER MANAGER, THE DEPOSITARY OR THE INFORMATION AGENT MAKES ANY RECOMMENDATION TO ANY HOLDER OF DEBENTURES AS TO WHETHER TO TENDER ANY DEBENTURES. NONE OF THE COMPANY, ITS MANAGEMENT OR BOARD OF DIRECTORS, THE DEALER MANAGER, THE DEPOSITARY OR THE INFORMATION AGENT HAS AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION IN CONNECTION WITH THE OFFER OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THE OFFER TO PURCHASE OR IN THIS LETTER OF TRANSMITTAL. IF ANYONE MAKES ANY RECOMMENDATION OR REPRESENTATION OR GIVES ANY SUCH INFORMATION, YOU SHOULD NOT RELY UPON THAT RECOMMENDATION, REPRESENTATION OR INFORMATION AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE DEALER MANAGER, THE DEPOSITARY OR THE INFORMATION AGENT.

              THE COMPANY IS NOT PROVIDING FOR PROCEDURES FOR TENDERS OF DEBENTURES TO BE MADE BY GUARANTEED DELIVERY. ACCORDINGLY, HOLDERS MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING THE NORMAL BUSINESS HOURS OF DTC PRIOR TO THE EXPIRATION TIME. IF YOU HOLD YOUR DEBENTURES THROUGH A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE, YOU SHOULD CONSIDER THAT SUCH ENTITY MAY REQUIRE YOU TO TAKE ACTION WITH RESPECT TO THE OFFER A NUMBER OF DAYS BEFORE THE EXPIRATION TIME IN ORDER FOR SUCH ENTITY TO TENDER DEBENTURES ON YOUR BEHALF ON OR PRIOR TO THE EXPIRATION TIME. TENDERS NOT COMPLETED PRIOR TO THE EXPIRATION TIME WILL BE DISREGARDED AND OF NO EFFECT.

 METHOD OF DELIVERY

Name of Tendering Institution:

DTC Participant Number:

Account Number:

Transaction Code Number:

DESCRIPTION OF DEBENTURES TENDERED

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Principal Amount of Debentures Tendered* (CUSIP No. 955306 AA 3)

$

*	Must be tendered in denominations of $1,000 principal amount or an integral multiple thereof.

              The names and addresses of the Holders should be printed exactly as they appear on a security position listing showing such participant as the owner of the Debentures. No alternative, conditional or contingent tenders will be accepted. If you do not wish to tender your Debentures, you do not need to return this Letter of Transmittal or take any other action.

 NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Ladies and Gentlemen:

              By execution hereof, the undersigned acknowledges receipt of this Letter of Transmittal (this "Letter of Transmittal") and the Offer to Purchase, dated May 8, 2012 (the "Offer to Purchase" and together with this Letter of Transmittal, as amended and supplemented from time to time, the "Offer Documents"), constituting an offer (the "Offer") by West Pharmaceutical Services, Inc., a Pennsylvania corporation (the "Company"), to purchase any and all outstanding 4.00% Convertible Junior Subordinated Debentures Due 2047 (the "Debentures") on the terms and subject to the conditions set forth in the Offer Documents. Upon the terms and subject to the conditions of the Offer, holders of Debentures who validly tender and do not properly withdraw their Debentures prior to the Expiration Time, will receive, for each $1,000 principal amount of such Debentures, a cash purchase price (the "Purchase Price") equal to the sum of (i) the Average VWAP (as defined in the Offer to Purchase) multiplied by 14.0701 plus (ii) a fixed cash amount of $390.56, provided that in no event will the Purchase Price be less than $943.51 or more than $1,066.49 per $1,000 principal amount of such Debentures. In addition, holders will receive in respect of their Debentures that are accepted for purchase accrued and unpaid interest on such Debentures up to, but excluding, the settlement date of the Offer. All amounts payable pursuant to the Offer will be rounded to the nearest cent.

              Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the principal amount of Debentures indicated above in the box captioned "Description of Debentures Tendered."

              Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Debentures tendered with this Letter of Transmittal, the undersigned hereby sells, assigns, transfers and delivers to, or upon the order of, the Company, all right, title and interest in and to such Debentures that are being tendered hereby, waives any and all other rights with respect to such Debentures, and releases and discharges the Company from any and all claims such Holder may now have, or may have in the future, arising out of, or related to, such Debentures, including, without limitation, any claims arising from any existing or past defaults, or any claims that such Holder is entitled to receive additional principal, interest or other payments or distributions of any kind with respect to such Debentures (other than any accrued and unpaid interest up to, but excluding, the settlement date of the Offer (the "Accrued Interest")) or to participate in any redemption, repurchase or conversion of such Debentures, in each case other than pursuant to the undersigned's rights under the express terms of the Offer.

              The undersigned hereby irrevocably constitutes and appoints Computershare (the "Depositary") as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to the Debentures tendered hereby, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Debentures and all evidences of transfer and authenticity to, or transfer ownership of such Debentures on the account books maintained by DTC and the registrar to, or upon the order of, the Company, (ii) present such Debentures for transfer of ownership on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Debentures, all in accordance with the terms and conditions of the Offer as described in the Offer Documents.

              The undersigned understands and acknowledges that the Offer will expire at 12:00 midnight, New York City time, on June 5, 2012, unless the Offer is extended or earlier terminated by the Company (which date and time, as may be extended by the Company, the "Expiration Time") or earlier terminates the Offer. The undersigned understands and acknowledges that, in order to receive the Purchase Price offered for the Debentures, the undersigned must have validly tendered (and not properly withdrawn) Debentures prior to the Expiration Time. The undersigned understands and acknowledges that the undersigned may withdraw any

Debentures tendered at any time prior to the Expiration Time and, if such Debentures have not been previously accepted for purchase, following 40 business days after the commencement of the Offer.

              Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby requests that checks for payment of the purchase price for validly tendered and accepted Debentures and any Accrued Interest to be issued in connection with the Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Debentures representing principal amounts not accepted for purchase be credited to such DTC participant's account. In the event that the "Special Payment Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Debentures representing principal amounts not accepted for purchase be credited to the account of, and checks for payment of the purchase price for validly tendered and accepted Debentures and any Accrued Interest be issued in the name(s) of and be delivered to, the person(s) at the addresses so indicated, as applicable.

              The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box to transfer any Debentures from the name of the Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Debentures so tendered.

              Tenders of Debentures may be withdrawn at any time prior to the Expiration Time and, if such Debentures have not been previously accepted for purchase, following 40 business days after the commencement of the Offer. In the event of a termination of any of the Offer, the respective tendered Debentures will promptly be credited to such Holder's account through DTC and such Holder's DTC participant.

              For a withdrawal of a tender of Debentures to be effective, a transmission notice of withdrawal must be received by the Depositary prior to the Expiration Time and, if such Debentures have not been previously accepted for purchase, following 40 business days after the commencement of the Offer, by a properly transmitted "Request Message" through ATOP. Any such transmission notice of withdrawal must (a) specify the name of the person who tendered the Debentures to be withdrawn and the name of the DTC participant whose name appears on the security position listing as the owner of such Debentures, if different from that of the person who deposited the Debentures, (b) contain the aggregate principal amount represented by the Debentures to be withdrawn and the number of the DTC account to be credited with the withdrawn Debentures, and (c) if this Letter of Transmittal was executed by a person other than the DTC participant whose name appears on a security position listing as the owner of Debentures, be accompanied by a properly completed irrevocable proxy that authorizes such person to effect such withdrawal on behalf of such Holder.

              The undersigned understands that tenders of Debentures pursuant to any of the procedures described in the Offer Documents and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer, which agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

              The undersigned hereby represents and warrants the following:

  •
  the undersigned has full power and authority to tender, sell, assign, transfer and deliver the Debentures; and

  •
  when the Company accepts the tendered Debentures for purchase, it will acquire good and marketable title thereto, free and clear of all charges, liens, restrictions, claims, equitable interests and encumbrances, other than the undersigned's claims under the express terms of the Offer.

              The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the tender, sale, assignment, transfer and delivery of the Debentures tendered thereby.

              For purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Debentures, or defectively tendered Debentures with respect to which the Company has waived all defects, if, as and when the Company gives notice thereof to the Depositary.

              The undersigned understands that, except as set forth in the Offer to Purchase, the Company will not be required to accept for purchase any of the Debentures tendered.

              All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

              The undersigned understands that the delivery and surrender of the Debentures is not effective, and the risk of loss of the Debentures does not pass to the Depositary, until receipt by the Depositary of (1) timely confirmation of a book-entry transfer of such Debentures into the Depositary's account at DTC pursuant to the procedures set forth in the Offer to Purchase, (2) a properly transmitted Agent's Message through ATOP or a properly completed, signed and dated Letter of Transmittal and (3) all accompanying evidences of authority and any other required documents in form satisfactory to the Company.

  PLEASE SIGN HERE

  (Please Complete and Return With the Attached Form W-9 (in the case of U.S. Holders)
  or Applicable Form W-8 (in the case of Non-U.S. Holders)
  Unless an Agent's Message is Delivered through the Facilities of DTC)

  This Letter of Transmittal must be signed by the Holder, exactly as his, her, its or their name(s) appear(s) as a DTC participant on a security position listing showing such Holder as the owner of the Debentures. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. Certain signatures must be guaranteed by a Medallion Signature Guarantor. See Instruction 3 below.

X
X
(Signature(s) of Holder(s) or Authorized Signatory)

Date:	, 2012

Name(s):
Capacity (Full title):
Address:
(Include Zip Code)

PLEASE COMPLETE FORM W-9 (U.S. HOLDERS) OR APPLICABLE FORM W-8 (NON-U.S. HOLDERS) HEREIN AND SIGNATURE GUARANTEE, IF REQUIRED (See Instruction 3 below)
Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

Authorized Signature:
Name of Signatory:
Address:
(Please Print)

Title:
Name of Medallion signature Guarantor:
Address:
(Include Zip Code)
Area Code and Telephone Number:

Date:	, 2012

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 3, 4, 5 and 6)

              To be completed ONLY if checks for payment of the purchase price for validly tendered and accepted Debentures and any Accrued Interest are to be issued to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Debentures Tendered" within this Letter of Transmittal.

              Issue checks for payment of the Purchase Price for validly tendered and accepted Debentures and any Accrued Interest to:

Name:	(Please Print)
Address:	(Including Zip Code)
Taxpayer Identification Number or Social Security Number (See Form W-9 herein)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3, 4, 5 and 6)

              To be completed ONLY if Debentures not accepted for purchase are to be credited to the account of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

              Credit the Debentures not accepted for purchase to:

Name:	(Please Print)
Address:	(Including Zip Code)
Taxpayer Identification Number or Social Security Number

DTC Account Number:

 INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

              1.    Delivery of this Letter of Transmittal and Book-Entry Confirmations; Withdrawal of Tenders.     This Letter of Transmittal is to be used by each Holder to tender Debentures through book-entry transfer to the Depositary's account at DTC, if instructions are not being transferred through ATOP. The method of delivery of this Letter of Transmittal and all other required documents to the Depositary is at the election and risk of Holders, and delivery will be deemed made when actually received or confirmed by the Depositary. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Time to permit delivery to the Depositary prior to the Expiration Time. No alternative, conditional or contingent tenders of the Debentures will be accepted. This Letter of Transmittal should be sent only to the Depositary. Delivery of documents to DTC, the Dealer Manager or the Company does not constitute delivery to the Depositary.

              All of the Debentures were issued in book-entry form, and all of the Debentures are currently represented by one or more global certificates held for the account of DTC. The Depositary and DTC have confirmed that Debentures held in book-entry form through DTC that are to be tendered in the Offer are eligible for ATOP. To effectively tender Debentures, DTC participants may until 5:00 p.m., New York City time, prior to the Expiration Time, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Depositary, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Depositary's account at DTC and send an Agent's Message to the Depositary for its acceptance. The confirmation of a book-entry transfer into the Depositary's account at DTC as described above is referred to herein as a "Book-Entry Confirmation". Delivery of documents to DTC does not constitute delivery to the Depositary. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent's Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Offer as set forth in the Offer Documents, and that the Company may enforce such agreement against such participant.

              Holders desiring to tender Debentures on the Expiration Time through ATOP should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC.

              All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, or transmission of an Agent's Message through ATOP, waive any right to receive notice of the acceptance for purchase of their Debentures.

              For a withdrawal of a tender of Debentures to be effective, a transmission notice of withdrawal must be received by the Depositary prior to the Expiration Time and, if such Debentures have not been previously accepted for purchase, following 40 business days after the commencement of the Offer, by a properly transmitted "Request Message" through ATOP. Any such notice of withdrawal must (a) specify the name of the person who tendered the Debentures to be withdrawn and the name of the DTC participant whose name appears on the security position listing as the owner of such Debentures, if different from that of the person who deposited the Debentures, (b) contain the aggregate principal amount represented by the Debentures to be withdrawn and the number of the DTC account to be credited with the withdrawn Debentures, and (c) if this Letter of Transmittal was executed by a person other than the DTC participant whose name appears on a security position listing as the owner of Debentures, be accompanied by a properly completed irrevocable proxy that authorizes such person to effect such withdrawal on behalf of such Holder.

              2.    Denominations of Tenders; Alternative, Conditional or Contingent Tenders.    Debentures may be tendered only in denominations of $1,000 principal amount or integral multiples thereof. Alternative, conditional or contingent tenders will not be considered valid.

              3.    Signatures on this Letter of Transmittal; Guarantee of Signatures.    This Letter of Transmittal must be signed by the DTC participant whose name is shown as the owner of the Debentures tendered hereby and the signature must correspond with the name shown on the security position listing as the owner of the Debentures.

              If any of the Debentures tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any Debentures tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names.

              If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company and the Depositary of such person's authority so to act must be submitted with this Letter of Transmittal.

              All signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a "Medallion Signature Guarantor") unless the Debentures tendered or withdrawn, as the case may be, pursuant thereto are tendered (1) by the DTC participant whose name appears on a security position listing as the owner of the Debentures who has not completed the box entitled Special Payment Instructions or Special Delivery Instructions on this Letter of Transmittal or (2) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank, trust company or other nominee having an office or correspondent in the United States. If Debentures are registered in the name of a person other than the signatory of this Letter of Transmittal or if delivery of the purchase price is to be made or tendered, or Debentures that are not accepted are to be returned, to a person other than the holder, then the signature on this Letter of Transmittal accompanying the tendered Debentures must be guaranteed by a Medallion Signature Guarantor as described above.

              4.    Special Payment and Special Delivery Instructions.    Tendering Holders should indicate in the applicable box or boxes the name, address and account to which Debentures not accepted for purchase or checks for payment of the purchase price for validly tendered and accepted Debentures and any Accrued Interest that are to be issued in connection with the Offer are to be credited, issued or delivered, as applicable, if different from the name, address or account of the Holder signing this Letter of Transmittal. In the case checks are issued to a different name, the taxpayer identification number or social security number ("TIN") of the person named must also be indicated and satisfactory evidence of the payment of transfer taxes or exemption therefrom must be submitted. If no instructions are given (a) checks for payment of the purchase price and any Accrued Interest to be issued in connection with the Offer will be issued to and (b) Debentures not tendered or not accepted for purchase will be credited back to, such DTC participant's account. The Company has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box to transfer any Debentures from the name of the Holder(s) thereof if the Company does not accept for purchase any of such Debentures or if the Holder(s) does not present satisfactory evidence of payment of any taxes that may be payable as a consequence of the payment or delivery requested by the Holder(s) completing the "Special Payment Instructions" and/or "Special Delivery Instructions" boxes.

              5.    TIN and Backup Withholding.    U.S. federal income tax law generally requires that a tendering Holder whose tendered Debentures are accepted for purchase must provide the Depositary (as payor) with such Holder's correct TIN, which, in the case of a Holder who is an individual, is generally such Holder's social security number, or otherwise establish an exemption from backup withholding. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") and backup withholding in an amount equal to 28% of the amount of any reportable payments pursuant to the Offer. Backup withholding is not an additional U.S. federal income tax. Rather, amounts withheld under the backup withholding rules will be allowed as a credit or refund against a Holder's U.S. federal income tax liability if certain required information is timely provided to the IRS.

              To prevent backup withholding, each tendering Holder that is a "United States person" as defined under the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations must provide such Holder's correct TIN by completing the Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (a) the Holder is exempt from backup withholding, (b) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. Such Holder must also certify that such Holder is a "United States person" as so defined.

              A Holder will be treated as a "United States Person" if he, she or it is:

  •
  an individual citizen or resident of the United States;

  •
  a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

  •
  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust, if it (i) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

              If a Holder that is a United States person does not have a TIN, such Holder should consult the enclosed General Instructions for Form W-9 (the "W-9 Instructions") for directions on applying for a TIN, write "Applied For" where indicated in Part I of the Form W-9 attached herein, and sign and date the Form W-9. Such Holders must also execute, under penalties of perjury, the "Certificate of Awaiting Taxpayer Identification Number" immediately following Form W-9 attached herein. If the Holder does not provide such Holder's TIN to the Depositary by the date any reportable payments are due, the payments will be subject to backup withholding at a rate of 28%. Note: Writing "Applied For" on the form means that the Holder has already applied for a TIN or that such Holder intends to apply for one in the near future.

              If the Debentures are held in more than one name or are not in the name of the actual owner, consult the W-9 Instructions for information on which TIN to report. Certain tendering Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Nevertheless, to prevent possible erroneous backup withholding, an exempt Holder that is a U.S. person should check the box titled "Exempt" in Part II of the Form W-9. See the W-9 Instructions for additional directions. A foreign tendering Holder may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding," or, if applicable, Form W-8ECI, "Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States," or other appropriate IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Special rules apply to foreign partnerships. Foreign tendering Holders are urged to consult their tax advisors to determine the appropriate IRS Form W-8 to submit to the Depositary. The foregoing forms may be obtained from the Depositary or the IRS at its website: www.irs.gov.

              6.    Transfer Taxes.    The Company will pay all transfer taxes applicable to the purchase of Debentures pursuant to the Offer, except if payment of the purchase price and Accrued Interest is being made to, or if Debentures not accepted for payment are registered in the name of, any person other than the holder of Debentures tendered thereby or Debentures are credited in the name of any person other than the person(s) signing this Letter of Transmittal or electronically transmitting acceptance through ATOP, as applicable; then, in such event, delivery and payment shall not be made unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

              7.    Irregularities.    All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of tenders of Debentures will be determined by the

Company. In the event of a dispute, a court of competent jurisdiction has the power to review and make binding determinations with respect to the Company's determinations of these matters. The Company reserves the absolute right to reject any or all tenders or withdrawals of Debentures that are not in proper form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender or withdrawal as to particular Debentures. A waiver of any defect or irregularity with respect to the tender or withdrawal of any Debenture shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender or withdrawal of any other Debentures except to the extent the Company may otherwise so provide. The Company will interpret the terms and conditions of the Offer. In the event of a dispute, a court of competent jurisdiction has the power to review and make binding determinations with respect to the Company's interpretation of the terms and conditions of the Offer. Tenders of Debentures shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defect or irregularity in any tender or withdrawal of Debentures, or will incur any liability to any Holder for failure to give any such notification.

              8.    Waiver of Conditions.    The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offer in the case of any Debentures tendered, in whole or in part, at any time and from time to time.

              9.    Requests for Assistance or Additional Copies.    Questions and requests for assistance relating to the procedures for tendering Debentures and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers listed on the back cover of this Letter of Transmittal. Questions regarding the Offer may also be directed to the Dealer Manager at its address and telephone number listed on the back cover of this Letter of Transmittal.

 TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS
(See Instruction 5)

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
        See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax
classification (required): ☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Exempt payee
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > .....
☐ Other (see instructions) >

Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
Employer identification number [ ][ ]-[ ][ ][ ][ ][ ][ ]

  Part II Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011)	Page 2

     The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2. The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester,

     2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

     3. The IRS tells the requester that you furnished an incorrect TIN,

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

     Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

     If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Form W-9 (Rev. 12-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/ disregarded entity name" line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the "Business name/ disregarded entity name," sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

     The following payees are exempt from backup withholding:

     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

     2. The United States or any of its agencies or instrumentalities,

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

     5. An international organization or any of its agencies or instrumentalities.

     Other payees that may be exempt from backup withholding include:

     6. A corporation,

     7. A foreign central bank of issue,

     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

     9. A futures commission merchant registered with the Commodity Futures Trading Commission,

     10. A real estate investment trust,

     11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

     12. A common trust fund operated by a bank under section 584(a),

     13. A financial institution,

     14. A middleman known in the investment community as a nominee or custodian, or

     15. A trust exempt from tax under section 664 or described in section 4947.

     The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

     If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

     If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 12-2011)	Page 4

     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:			Give name and SSN of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor [2]
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual		The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))		The grantor*
For this type of account:			Give name and EIN of:
7.	Disregarded entity not owned by an individual		The owner
8.	A valid trust, estate, or pension trust		Legal entity [4]
9.	Corporate or LLC electing corporate status on Form 8832 or Form 2553		The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
11.	Partnership or multi-member LLC		The partnership
12.	A broker or registered nominee		The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))		The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

     To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

     If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

     If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

     For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

     Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

     Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

You must complete the following certificate if you wrote "Applied For" in Part 1 of this Form W-9.

  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

SIGNATURE:	DATE:	, 2012

Any questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective telephone numbers set forth below. Any requests for additional copies of the Offer to Purchase, this Letter of Transmittal or related documents may be directed to the Information Agent. A holder may also contact such holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Georgeson Inc.
199 Water Street, 26th Floor
New York, New York 10038-3560
Banks and Brokers Call: (212) 440-9800
All Others Call Toll-Free: (800) 509-0984

The Dealer Manager for the Offer is:

BofA Merrill Lynch
 Merrill Lynch, Pierce, Fenner & Smith Incorporated
Bank of America Tower
One Bryant Park
New York, New York 10036
Call Toll-Free: (888) 803-9655

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METHOD OF DELIVERY
NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.
INSTRUCTIONS Forming Part of the Terms and Conditions of the Offer
TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS (See Instruction 5)